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                                                                   Exhibit 10.09

                      NOTE AND WARRANT PURCHASE AGREEMENT


     THIS NOTE AND WARRANT PURCHASE AGREEMENT ("Agreement") is made as of November 18, 1998, by and among dsl.net, inc., a Delaware corporation (the "Company"), and VantagePoint Venture Partners (the "Purchaser").

     WHEREAS, the Purchaser desires to purchase, and the Company desires to issue a secured convertible promissory note (the "Note") with a principal amount of One Hundred Twenty-Five Thousand Dollars ($125,000) convertible into shares (the "Note Shares") of the equity securities issued by the Company (the "New Securities") at the closing of the Company's next transaction or series of related transactions in which the Company sells equity securities and in which the gross proceeds equal or exceed One Million Dollars ($1,000,000) (excluding the conversion of the Note and any other notes outstanding as of the date hereof) (the "Financing");

     WHEREAS, in consideration of the purchase by the Purchaser of the Note, the Company desires to sell and issue a warrant (the "Warrant") to purchase that number of shares of the Company's New Securities as determined in this Agreement and in the Warrant;

     WHEREAS, the parties also wish to set forth certain representations, warranties and agreements relating to the purchase of the Note and Warrant provided for herein.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Note and Warrant.
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          1.1  Sale and Issuance of Note.  Subject to the terms and conditions
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hereof, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from the Company, a Note in the form attached as Exhibit A
                                                                    ---------
hereto, with a principal amount of One Hundred Twenty-Five Thousand Dollars ($125,000).

          1.2  Issuance of Warrant.  Subject to the terms and conditions hereof,
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in consideration of the Purchaser's purchase of the Note, the Company agrees to issue to the Purchaser, a Warrant in the form attached hereto as Exhibit B
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originally exercisable, at an exercise price per share equal to the price per share of the New Securities sold to investors in the Financing (the "Next Round Price"), for that number of shares of New Securities (the "Warrant Shares") equal to the quotient obtained by dividing (a) Thirty-One Thousand Two Hundred And Fifty Dollars ($31,250) by (b) the Next Round Price, which Warrant and Warrant Shares shall be subject to adjustment, as described in the Warrant.

     2.   Closing.  The closing of the issuance of the Note under this Agreement
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(the "Closing") shall take place on the date of this Agreement (the "Closing
Date"), in accordance with arrangements mutually satisfactory to the Purchaser and the Company.
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     3.   Representations and Warranties of the Company.
          ---------------------------------------------

          3.1  Authorization.  Except for the approval, execution and adoption
               -------------
of the Restated Certificate of Incorporation, authorizing the New Securities and filing of the Restated Certificate of Incorporation with the Secretary of state of the State of Delaware, all corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution, and delivery of this Agreement, the performance of all the Company's obligations hereunder and for the authorization, issuance, sale, and delivery of the Note, the Warrant, the Warrant Shares and the Note Shares has been taken or will be taken prior to the Closing. This Agreement, the Note and the Warrant when executed and delivered, shall constitute the valid and legally binding obligations of the Company enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency, and the relief of debtors.

          3.2  Validity of Note, Warrant, Warrant Shares and Note Shares.  The
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Note and Warrant, when issued in accordance with the terms of this Agreement, shall be duly and validly issued. The issuance of the Warrant and any subsequent issuance of the Warrant Shares and Note Shares are not and will not be subject to any rights of first refusal or preemptive rights and, when issued, sold, and delivered in compliance with the provisions of this Agreement, the terms of the Warrant and Note and in accordance with the Restated Certificate of Incorporation, and the Warrant Shares and Note Shares will be validly issued, fully paid, and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Warrant, the Warrant Shares and Note Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed or under the Financing purchase documents.

          3.3  Governmental Consents.  All consents, approvals, orders, or
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authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale, or issuance of the Note, the Warrant, the Warrant Shares and the Note Shares, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis, and the approvals or and filing of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

     4.   Representations and Warranties of the Purchaser.  The Purchaser hereby
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represents and warrant to the Company as follows:

          4.1  Legal Authority.  It has the requisite legal power to enter into
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this Agreement, to purchase the Note and Warrant hereunder and to carry out and perform its obligations under the terms of this Agreement.

          4.2  Due Execution.  This Agreement has been duly authorized,
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executed, and delivered by it, and, upon execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.
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          4.3  Pledge Agreement.  The Purchaser hereby acknowledges its receipt
               ----------------
of that certain Pledge Agreement by and between the Company and Fleet National Bank, dated as of ___________________, 1998.

          4.4  Investment Representations.
               --------------------------

               (a) It is acquiring the Note and Warrant for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering of the Note, Warrant, Warrant Shares or Note Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

               (b) It understands that (i) the Note, Warrant, Warrant Shares and Note Shares have not been registered under the 1933 Act by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; and (ii) the Note, Warrant, and each certificate representing the Warrant Shares and Note Shares will be endorsed with the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT."

               (c) It is an "accredited investor" as provided under the 1933 Act and regulations adopted thereunder.

     5.   Miscellaneous.
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          5.1  Governing Law.  This Agreement shall be governed by and construed
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under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

          5.2  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.3  Entire Agreement.  This Agreement, the Exhibits hereto, the
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representations of the Purchaser contained in the Investor Questionnaire and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party
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in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.

          5.4  Separability.  Any invalidity, illegality, or limitation of the
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enforceability with respect to the Purchaser of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other Purchaser. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          5.5  Titles and Subtitles.  The titles of the paragraphs and
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subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.6  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the Company has caused this Note and Warrant Purchase Agreement to be signed by its duly authorized officer.

                              COMPANY

                              dsl.net, inc.


                              By:______________________________________________

                              Title:___________________________________________


                              PURCHASER:

                              VANTAGEPOINT VENTURE PARTNERS


                              By:______________________________________________

                              Title:___________________________________________